EXHIBIT 10.13.1

CONFIDENTIAL TREATMENT

Agreement 2009-0030

AMENDMENT NO. 1 TO SPRINT MASTER APPLICATION AND SERVICES AGREEMENT

This Amendment No. 1 (“Amendment No. 1”) to the Sprint Master Application and Services Agreement (“Agreement”) effective July 1, 2009 (“Amendment No. 1 Effective Date”) is between Sprint United Management Company (“Sprint”), and Telenav Inc., a Delaware corporation (“Supplier”). Except as otherwise indicated, defined terms in this Amendment have the same meaning as in the Agreement.

I.	Background

A.	The parties entered into the Agreement on January 30, 2009.

B.	The parties agree to modify the Agreement as set forth in this Amendment No. 1.

The parties agree as follows:

II.	Amendment

A.	The Agreement is amended by deleting Section 6.f entirety and replacing it as follows:

Preferred Supplier Status. Subject to the provisions of this Agreement for Application 5, Company will be Sprint’s preferred Application 5 (as defined in Section 1 (e)) Supplier, until December 31, 2010, and subject to Sprint’s rights in Section 25, as such: (a) Sprint agrees to feature Application 5 [*****] in the Sprint authorized Distribution Channels; and (b) Sprint agrees that it will not offer, sell or otherwise make available to Sprint Users navigation application or service other than Application 5, under the Sprint Navigation brand, as currently contemplated by the Parties. The Parties acknowledge and agree that Sprint in its sole discretion, reserves the right to offer, sell or otherwise make available in Sprint Distribution Channels and to Sprint Users any [*****] during the Term.

B.	The Agreement is amended by deleting Section 25.c entirety and replacing it as follows:

Sprint Termination For Convenience. Sprint may terminate this Agreement at any time without liability, except for undisputed payment obligations, by providing a written termination notice to Company. Unless otherwise specified in the notice, the termination is effective 30 Business Days after Sprint delivers written termination notice. Sprint will not terminate this Agreement for convenience, as provided in this Section 25 (c), before December 31, 2010.

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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C.	The Agreement is amended by deleting Section 5 of Exhibit A in its entirety and replacing it as follows:

Application 5. Sprint Navigation

Sprint Navigation is Sprint branded, but Supplier provided application for Sprint consumer and business devices as determined by Sprint for Distribution Channels. These currently include, but are not limited to J2ME and BREW feature phones, Blackberrys, Palm Treos and Smartphones running J2ME and Window Mobile.

Note: Enterprise devices (e.g., Blackberry, Palm Treo and Windows Mobile/Pocket PC PDAs) will be supported as part of Application 5.

The primary features and functionality of Application 5 are as follows:

Sprint Navigation Lite (Product 5a) This product may not be made available in any combination with any Sprint bundle without the prior written approval of Company (approval will not be unreasonably withheld). This product will include an upgrade path to Sprint Navigation Standard or Premium, as well as advertising. Features include but are not limited to:

•	Text-based directions

•	Route previews

•	Business finder

•	Search along route

•	Ratings & reviews

•	Static map

•	2D “follow-me” map

•	Automatic Map updates

•	Personalized website

•	Address sharing

Sprint Navigation Standard (Product 5b)

Features include but are not limited to:

•	All Lite features

•	Voice “real-time” Directions

•	Automatic re-routing

•	Navigation View (Turns, 2D Moving Maps, 3D Moving Maps)

•	Traffic Summary

•	Traffic Re-routing

•	Traffic Alerts

•	Traffic on map

•	Search for Gas by Price

Sprint Navigation Premium (Product 5c)

Features include but are not limited to:

•	All Lite & Standard features

•	Weather & Commuter Alerts

•	Speech Recognition for Address Input

•	Speech Recognition for POI Search

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CONFIDENTIAL TREATMENT

Application 5 will be branded as follows:

“TeleNav” or the “Powered by TeleNav” text with logo will only appear within the Application 5 where mutually agreed to by both parties. Notwithstanding the above, Application 5 will contain attribution required by Company third party content licensors.

Sprint agrees that all Sprint produced press releases or written communications to industry and financial analysts that reference Application 5 will attribute the development and operation of Application 5 to Company by including a reference to “TeleNav” or “Powered by TeleNav”.

D.	The Agreement is amended by deleting Section 1 of Exhibit D in its entirety and replacing it as follows:

Payment 1A. For [*****] (non-blackberry only) sold via orders placed by customers using a Sprint owned or authorized WAP Site (“Sales Channel 1”). Sprint will pay to Company [*****] (“Payment Percent 1A”) of the total fee(s) actually received by Sprint from a Sprint User for use of the Applications (regardless of the Edition) (“Payment 1A”).

Payment 1B. For [*****] sold via orders placed by customers from all non-WAP sites, including but not limited to: Sprint Retail Stores, Sprint indirect dealers, Sprint National Retailers such as RadioShack and Best Buy, Sprint Master Dealers, Sprint Online Authorized Dealers such as InPhonic and Amazon.com (“Sales Channel 2”). Sprint will pay to Company [*****] (“Payment Percent 1B”) of the total fee(s) actually received by Sprint from a Sprint User for use of the Applications (regardless of the Edition) (“Payment 1B”).

Payment 1D. For [*****]

Pay per Day Option:

•	Unlimited use of [*****] in 24-hour period

•	GPS Navigation

•	Maps

•	POI search

•	Traffic

Payment for Enterprise Devices (BlackBerry, Palm Treo, Pocket PC and Windows Mobile Devices) and non-enterprise Devices:

Payment to Company of [*****] from Sprint User for the pay per day option, however, in no case will the payment to Company be less than [*****] per day per Sprint User purchasing the pay per day option.

Monthly Recurring Subscription

•	Unlimited use of Application 5 during subscription period

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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CONFIDENTIAL TREATMENT

•	GPS Navigation

•	Maps

•	POI search

•	Traffic

Sprint will pay to Company [*****] (“Payment Percent 1D”) of the total fee(s) actually received by Sprint from a Sprint User for use of the Applications (regardless of the Sales Channel) (“Payment 1D”); provided however, such payment will not be less than the following per month per Sprint User purchasing a monthly recurring subscription:

Application	Minimum Fee
Sprint Navigation Lite	none
Sprint Navigation Standard (unbundled)	$[*****]
Sprint Navigation Premium (upgrade from Standard)	$[*****]
Sprint Navigation Premium (incl. upgrade from Lite)	$[*****]

No payment will be due to Company under this clause during a free trial of up to one month as long as the service automatically converts to paying (opt-out concept) after end of trial

Bundled Pricing for [*****]

Sprint will pay the applicable rate defined in the table below per month for each subscriber on service plans that have [*****] bundled into the plan. The applicable rate will be paid for all subscribers that have access to any of these bundled plans during a calendar month. (i.e., 100% of MDNs showing bundled SOC applied at anytime during the calendar month). The payment per subscriber per month will be effective for unlimited Voice and Data plans retroactively from the Amendment No. 1 Effective Date. The applicable payment per subscriber per month will be effective for all other bundled plans, (e.g., $25 Ultimate Packs, $30 Business Packs, $20 Navigation Pack, Simply Everything, Everything Data, etc.) retroactively from the Amendment No. 1 Effective Date.

Number of Subscribers	Price Per Subscriber
[*****]	$[*****]
[*****]	$[*****]
[*****]	$[*****]
[*****]	$[*****]
[*****]	$[*****]

For the avoidance of doubt, the price per subscriber per month for each higher level of subscribers will only apply to that higher level of subscribers and the price per subscriber per month for all lower level of subscribers does not change. For example, for nine million subscribers, the payment to TeleNav would be equal to [*****]. Such revised pricing will be applied for so long as Sprint maintains [*****] as a part of the Sprint “Simply Everything,” Sprint “Everything Data” and

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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CONFIDENTIAL TREATMENT

other similar plans of Sprint. In the event that Sprint removes [*****] from any of the Sprint Everything, Everything Data or similar Sprint bundles, the provisions of Section 6 (e) (1) through (3) for [*****] only will no longer be applicable for the remainder of the Term of the Agreement.

In the event that Sprint removes [*****] from any of the Sprint Everything, Everything Data or similar Sprint bundles, the provisions of Section 6 (e) (1) through (3) for [*****] only will no longer be applicable for the remainder of the Term of the Agreement.

Commencing on the Amendment No. 1 Effective Date, each month TeleNav will provide to Sprint [*****] per “Net New Paid Subscribers” through December 31, 2009. Such amount will be payable monthly in the form of a credit against amounts due to TeleNav for the prior month’s fees. “Net New Paid Subscribers” will mean the difference between total paid subs to a Sprint bundle plan in the current month over and above the number of paid subscribers from the prior month. Net New Paid Subscriber will be calculated by Company on a monthly basis. [*****].

Company will provide to Sprint an additional [*****] discount off the “Bundled Pricing for [*****]” for each month in which TeleNav receives [*****].” Such discount will be [*****] for each additional [*****] received by the Company for each month. “Gross Media Revenue” will be defined in Exhibit J. For example, if in month 1 Gross Media Revenue exceeds [*****], then the price payable for [*****] in the bundle will be reduced by [*****] bundled applications for that month. If in month 2, the Gross Media Revenue declines below [*****] then no discount will be applied. If then in month 3, the Gross Media Revenue exceeds [*****] the price payable for [*****] in the bundle will be [*****] the entire amount payable to the Company for [*****] for bundled applications for that month.

In addition, Company will provide to Sprint an additional [*****] discount off the “Bundled Pricing for [*****]” for each month in which TeleNav receives additional [*****] of [*****] MRC revenue, over and above the revenue in the most recent month prior to [*****]. Such discount will be increased by [*****] for each additional [*****] received by the Company for each month. For example, if in month 1 MRC revenue exceeds the MRC revenue being received at [*****], then the price payable for [*****] in the bundle will be reduced by [*****] for bundled applications for that month. If in month 2, the MRC revenue declines below [*****] over and above the revenue in the most recent month [*****] then no discount will be applied. If then in month 3, the MRC revenue exceeds [*****] over and above the revenue in the most recent month [*****], the price payable for [*****] in the bundle will be [*****] which will be [*****] for bundled applications for that month.

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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CONFIDENTIAL TREATMENT

For special pricing plans made only available to less than [*****] business customers, Sprint will pay [*****] for all subscribers on the plan.

Payment 1E. For [*****] on iDEN devices only, Sprint will pay the applicable rate from the table above per month for each subscriber on all service plans that have Sprint Navigation bundled into the plan. The applicable rate will be paid for all subscribers that have access to any of these bundled plans during a calendar month. (i.e., 100% of MDNs showing bundled SOC applied at anytime during the calendar month). The payment per subscriber will be effective for unlimited Voice and Data plans, retroactively from Amendment No. 1 Effective Date.

Payment 1F. For [*****] sold via orders placed by customers from including but not limited to: Sprint Retail Stores, Sprint indirect dealers, Sprint National Retailers, Sprint Master Dealers, Sprint Online Authorized Dealers. Sprint will pay to Company [*****] (“Payment Percent 1F”) of the total fee(s) actually received by Sprint from a Sprint User for use of the Applications (regardless of the Edition) (“Payment 1F”)

E.	The following section is added to the end of Exhibit D:

M-Commerce Payment Terms.

Sprint will receive [*****] of the Gross M-Commerce Revenue generated from sales within the application for M-Commerce purchases.

F.	The Agreement is amended by adding the following definitions to Exhibit I:

“Gross Media Revenue” means gross advertising and/or sponsorship and/or cost-per-click (action) revenue billed by Company with respect to advertising on the Wireless Services that is displayed to users of Devices, less credits for under delivery of advertising impressions and any applicable taxes (excluding Company’s income tax).

“Gross M-Commerce Revenue” means the gross amounts received by Company with respect to M-Commerce sales generated from sales within the Company Application on the Wireless Services, less any applicable taxes (excluding Company’s income tax).

G.	The Agreement is amended by deleting Section 4 of Exhibit J in its entirety and replacing it as follows:

Revenue Sharing – Billed/Paid Inventory: Company will pay Sprint [*****] of the Gross Media Revenue for all billed inventory served on the Sprint Wireless Network through Sprint Services. The only allowable deduction is when Company is invoiced for a traditional media commission because of the compensation agreement between Company and an Ad Agency or Ad sales organization.

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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CONFIDENTIAL TREATMENT

Calculation Example for Revenue Sharing – Billed Inventory

	Impressions Delivered	Gross CPM	Gross Media Revenue
Campaign A	[*****] impressions	$[*****]	$[*****]
Campaign B	[*****] impressions	$[*****]	$[*****]
Campaign C	[*****] impressions	$[*****]	$[*****]
Total	[*****] impressions	$[*****]

Average of the Billed Rate Charged to Advertisers    [*****]

Total Gross Media Revenue:	$[*****]
Sprint Share of Total Gross Media Revenue	[*****]
Sprint Dollar Share of Total Gross Media Revenue	$[*****]

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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CONFIDENTIAL TREATMENT

III.	General

A.	Other than as set forth above, the Agreement remains unchanged and in full force and effect.

B.	If there is a conflict between the terms of the Agreement, any previous Amendment(s) and this Amendment No. 1, this Amendment No. 1 will control unless otherwise stated in this Amendment No. 1.

This Amendment No. 1 executed by authorized representatives of Sprint and Supplier incorporates the terms and conditions of the Agreement.

SPRINT UNITED MANAGEMENT COMPANY		TELENAV INC.

By:	/s/ Marvin R. Motley	By:	/s/ Douglas S. Miller
Name:	Marvin R. Motley	Name:	Douglas S. Miller
Title:	Dir Sourcing	Title:	CFO
Date:	9/30/09	Date:	9/30/09

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